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                                                                    Exhibit 10.1

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT, dated as of February ___, 2002, is made by and between SOFTBANK AMERICA INC., a Delaware corporation (the "Selling
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Stockholder"), and UTStarcom, Inc., a Delaware corporation (the "Company").
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                              W I T N E S S E T H:
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     WHEREAS, Selling Stockholder currently owns certain shares of common stock of the Company (the "Shares");
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     WHEREAS, Selling Stockholder is permitted to sell the Shares pursuant to
Rule 144 of the Securities Act of 1933 (as amended) (the "Securities Act") or
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pursuant to any other available exemption from the registration requirements of the Securities Act;

     WHEREAS, in order to insure a controlled distribution of the Company's shares, the Company has requested that the Selling Stockholder sell certain of the Shares (the "Offered Shares") in an offering registered pursuant to the
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provisions of the Securities Act (the "Offering");
                                       --------

     WHEREAS, in connection with the Offering, the Company has agreed to provide certain indemnities to the Selling Stockholder in connection with statements made in: (i) that certain Registration Statement, dated February 15, 2002, and any amendments or supplements thereto (such documents collectively, the "Registration Statement") filed by the Company in connection with the Offering;
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(ii) that certain Prospectus, dated February __, 2002 (the "Prospectus") being
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used in connection with the Offering; (iii) any preliminary prospectus used in connection with the Offering (the "Preliminary Prospectus") and (iv) any
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information provided pursuant to the provisions of Rule 430A of the rules and regulations of the Securities and Exchange Commission under the Securities Act in connection with the Offering (the "Rule 430A Information"; the Registration
                                      ---------------------
Statement, Prospectus, Preliminary Prospectus and Rule 430A Information, collectively, the "Relevant Documents"), pursuant to the terms and conditions of
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this Agreement; and

     WHEREAS, the Selling Stockholder has agreed to provide an indemnity to the Company in connection with certain information in the Relevant Documents provided by the Selling Stockholder expressly for use therein, as provided herein, pursuant to the terms and conditions of this Agreement;

         NOW THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                INDEMNIFICATION

     1.01 Indemnification of the Selling Stockholder. The Company agrees to
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indemnify and hold harmless the Selling Stockholder and each person, if any, who


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controls the Selling Stockholder within the meaning of Section 15 of the 1933
Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact including in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred
(including the fees and disbursements of counsel chosen by the Selling Stockholder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under1.01 (i) or 1.01 (ii) above;

     provided, however, that the indemnity agreement contained in this Section
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1.01 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto).

     1.02 Indemnification of the Company. The Selling Stockholder agrees to
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indemnify the and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact pertaining the Selling Stockholder or the Shares to be offered and sold by the Selling Stockholder hereunder contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact pertaining to the Selling Stockholder or the Shares

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to be offered and sold by the Selling Stockholder hereunder required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact pertaining to the Selling Stockholder or the Shares to be offered and sold by the Selling Stockholder hereunder included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact pertaining to such Selling Stockholder or the Shares to be offered and sold by the Selling Stockholder hereunder necessary in order to make the statements herein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Selling Stockholder;

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Company), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission , to the extent that any such expenses is not paid under 1.02 (i) or
1.02 (ii) above;

     provided, however, that the indemnity agreement contained in this Section
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1.02 shall apply only to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto).

     1.03 Contribution. As between the Company and the Selling Stockholder, if
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the indemnification provided for in this Article is for any reason unavailable to or insufficient to hold harmless the Company or the Selling Stockholder, as the case may be, in respect of any losses, liabilities, claims, damages or expenses referred to herein, then the Company and the Selling Stockholder shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by the Selling Stockholder or the Company, as the case may be, based on the relative fault of the Company on the one hand and the Selling Stockholder on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Stockholder on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder and the parties' relative

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intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     For the avoidance of doubt, the phrase "losses, liabilities, claims, damages and expense", as used in this Agreement, shall include, without limitation, any losses, liabilities, claims, damages or expense incurred with respect to any indemnification or contribution obligation under Section 6 of the Purchase Agreement, dated as of February ___, 2002, among the Company, the Selling Stockholder and the Underwriters named therein (the "Purchase
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Agreement") and "expense" shall include, without limitation, any expense
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reimbursement obligation under Section 6 of the Purchase Agreement.

                                   ARTICLE II
                                 REPRESENTATIONS

     2.01 Authorization; Execution and Delivery. The Company represents that it
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is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation. It has the corporate power to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

     2.02 Authorization; Execution and Delivery. The Selling Stockholder
          -------------------------------------
represents that it is duly organized and validly existing under the laws of the jurisdiction of its organization. It has the power to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

                                   ARTICLE III
                                  MISCELLANEOUS

     3.01 Amendments. The terms of this Indemnification Agreement shall not be
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altered, modified, amended, supplemented or terminated in any manner whatsoever, except by written instrument signed by each of the parties hereto.

     3.01 Successors and Assigns. This Indemnification Agreement shall be
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binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party may assign this Indemnification Agreement or any of such party's rights or obligations hereunder without the prior written consent of the other party, and any purported assignment without such consent shall be void, except that the Selling

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Stockholder may make such an assignment to any of its affiliates at any time without consent upon notice in writing of such assignment to the Company.

     3.03 Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York.

     3.04 Counterparts. This Indemnification Agreement may be executed in any
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number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Indemnification Agreement by signing any such counterpart.

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     IN WITNESS WHEREOF, the undersigned have duly executed this Indemnity
Agreement by their respective officers duly authorized thereunto as of the date first above written.

                                            UTSTARCOM, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            SOFTBANK AMERICA INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


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